UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2007

Excelsior LaSalle Property Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-51948 (Commission File Number)	20-1432284 (IRS Employer Identification No.)
225 High Ridge Road Stamford, CT (Address of principal executive offices)	06905 (Zip Code)
(203) 352-4400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Form 8-K/A amends and supplements the registrant’s Form 8-K filed on June 20, 2007 to include the historical financial statements and pro forma financial information required by Item 9.01(a) and 9.01(b) of Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 15, 2007, Excelsior LaSalle Property Fund, Inc. (the “Fund”) acquired from Selig Enterprises, Inc, an unrelated third party, an 87.85% tenancy in common interest in The District at Howell Mill, a 310,000 square foot retail property built in 2006, located in Atlanta, Georgia. The gross purchase price for the Fund’s tenancy in common interest was approximately $68.5 million including a proportionate share of a $35.0 million mortgage loan maturing in 2027, interest-only for five years at 5.30%. Additionally, at closing the property was encumbered by a new $10.0 million second mortgage loan maturing in 2017, interest-only for five years at a fixed-rate of 6.14%.

Item 9.01 Financial Statements and Exhibits.

Listed below are the financial statements and pro forma financial information filed as a part of this report:

(a)	Financial Statements

The Statements of Certain Revenues and Certain Expenses of The District at Howell Mill as listed in the accompanying Index to Financial Statements are filed as part of this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

The pro forma financial information of the Fund listed in the accompanying Index to Financial Statements and Pro Forma Financial Information is filed as part of this Current Report on Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXCELSIOR LASALLE PROPERTY FUND, INC.

Date: August 31, 2007	By:	/s/ Steven Suss
Steven Suss
Chief Financial Officer

Excelsior LaSalle Property Fund, Inc.

INDEX TO FINANCIAL STATEMENTS AND PRO FORMA INFORMATION

The following historical financial statements and pro forma financial information is presented in accordance with Rule 3-14 and Article 11, respectively, of Regulation S-X promulgated the United States Securities and Exchange Commission (the “SEC”).  The historical financial statements have been audited only for a certain property and only for its most recent fiscal year as the transactions relating to this property acquisition (as described in the registrant’s Current Report on Form 8-K filed with the SEC on June 20, 2007, as amended by this report on Form 8-K/A) did not involve a related party and the registrant, after reasonable inquiry, is not aware of any material factors related to the property not otherwise disclosed that would cause the reported historical financial information to not be necessarily indicative of future operating results.  In accordance with Article 11 of Regulation S-X, certain unaudited financial information for the properties acquired during 2006 and 2007 that are not individually significant have also been presented.  In addition, as the properties will be directly or indirectly owned by entities that will elect or have elected to be treated as real estate investment trusts (as specified under sections 856-860 of the Internal Revenue Code of 1986) for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable.

PAGE NUMBER
The District at Howell Mill
Independent Auditors’ Report	5
Statements of Certain Revenues and Certain Expenses for the Period from October 15, 2006 (Date of Construction Completion) through December 31, 2006, and the Period from January 1, 2007 through June 14, 2007 (unaudited)	6
Notes to Statements of Certain Revenues and Certain Expenses	7
Excelsior LaSalle Property Fund, Inc.
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2006	9
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2006	10
Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2007	12
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2007	13

Report of Independent Auditors

To the Board of Directors and Stockholders of
      Excelsior LaSalle Property Fund, Inc:

We have audited the accompanying Statement of Certain Revenues and Certain Expenses (the "Statement") of The District at Howell Mill real estate property as described in Note 1 for the period October 15, 2006 (Date of Construction Completion) through December 31, 2006.  This Statement is the responsibility of the Company’s management.  Our responsibility is to express an opinion on this Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K) as described in Note 2 and is not intended to be a complete presentation of The District at Howell Mill real estate property's revenues and expenses.

In our opinion, the Statement referred to above presents fairly, in all material respects, the certain revenues and certain expenses described in Note 2 of the Howell Mill real estate property for the period October 15, 2006 (Date of Construction Completion) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP

Chicago, Illinois
August 28, 2007

The District at Howell Mill
Statements of Certain Revenues and Certain Expenses
For the Period from October 15, 2006 (Date of Construction Completion) through
December 31, 2006 and the Period from January 1, 2007 through June 14, 2007 (unaudited)

	Period from October 15, 2006 (Date of Construction Completion) through December 31, 2006	Period from January 1, 2007 through June 14, 2007 (unaudited)
Certain Revenues:
Rental revenue	$902,875	$2,188,981
Tenant recoveries	137,729	461,522
Total certain revenues	1,040,604	2,650,503

Certain expenses:

Real estate taxes	107,487	233,231
Property operating	155,615	229,798
Management fees	1,000	2,200
Interest expense	343,091	820,848
Total certain expenses	607,193	1,286,077
Certain revenues in excess of certain expenses	$433,411	$1,364,426

See notes to Statements of Certain Revenues and Certain Expenses.

The District at Howell Mill
Notes to Statements of Certain Revenues and Certain Expenses
For the Period from October 15, 2006 (Date of Construction Completion) through
December 31, 2006 and the Period from January 1, 2007 through June 14, 2007 (unaudited)

1. Organization

On June 15, 2007, Excelsior LaSalle Property Fund, Inc. (the “Fund”) acquired an 87.85% tenancy-in-common interest in The District at Howell Mill (“Howell Mill” or the “Property”), a 310,000 square-foot (unaudited), multi-tenant, multi-floor, retail power center located in Atlanta, Georgia built in 2006.  Aggregate purchase price for Howell Mill was approximately $78.0 million funded by a $35.0 million assumed mortgage loan, a $10.0 million promissory note, the 12.15% co-tenant’s investment of $5.0 million and cash on hand.

2. Basis of Presentation.

The accompanying statements of certain revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the actual operations for the Property for the periods presented.  The statements exclude certain revenues and certain expenses such as depreciation and amortization, professional fees, and other revenues and expenses not directly related to the future operations of the Property that may not be comparable to the revenue or expenses expected to be incurred in future operations. Management is not aware of any material factors relating to the Property which would cause the reported financial information to not be necessarily indicative of future operating results.  Operations for Howell Mill are shown commencing on October 15, 2006, which is the date construction was significantly completed on the property.

The unaudited statement of certain revenues and certain expenses for the period from January 1, 2007 through June 14, 2007 includes the operations during the period for which the Property was not owned by the Fund and reflects, in the opinion of the Fund, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.  The results of operations for the interim period are not necessarily indicative of the results to be expected for a full year of operations of the Property.

3. Summary of Significant Accounting Policies.

Revenue and Expense Recognition

Rental revenue is recognized on a straight-line basis over the terms of the tenant leases.  Percentage rents are recognized on an accrual basis once tenant sales revenues exceed contractual tenant lease thresholds and are included in rental revenue.  Tenant recoveries include payments from the tenants for taxes and other property operating expenses and are recognized as revenue in the same period the related expenses are incurred.

Property operating expenses are recorded on an accrual basis and represent the direct expenses of operating the Property and include real estate taxes, repairs and maintenance, insurance, and other property expenses that are expected to continue in the ongoing operations of the Property.  Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the statements of certain revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America requires the Fund to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented.  Actual results could differ from these estimates.

4. Future Rental Revenues

Howell Mill is leased to tenants under operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses and percentage rents, under the non-cancelable operating leases in effect as of December 31, 2006 are as follows:

Year ended December 31,

2007	$4,262,129
2008	4,458,818
2009	4,467,274
2010	4,480,474
2011	4,498,614
Thereafter	26,202,283
Total	$48,369,592

During the period ended June 14, 2007 (unaudited), Ross Dress for Less, Wal-Mart, TJ Maxx, and Office Depot accounted for 17%, 17%, 13%, and 11% of minimum base rents, respectively.  During the period ended December 31, 2006, Ross Dress for Less, Wal-Mart, TJ Maxx, and Office Depot accounted for 28%, 20%, 17%, and 17% of minimum base rents, respectively.

5. Mortgage Debt

At acquisition, Howell Mill was encumbered by a $35,000,000, fixed-rate mortgage loan, maturing in March 2027 at 5.30% which was assumed by the Fund.  Interest expense related to the assumed debt has been included in the Statement of Certain Revenues and Expenses as the loan will continue with the property in the future.

Aggregate principal payments of mortgage notes payable as of June 30, 2007 (unaudited) are as follows:

Year ended December 31,

2007	$–
2008	–
2009	–
2010	–
2011	–
Thereafter	35,000,000
Total	$35,000,000

* * * * * *

EXCELSIOR LASALLE PROPERTY FUND, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(UNAUDITED)

	Excelsior LaSalle Property Fund, Inc.	Certain Revenues and Expenses					Excelsior LaSalle Property Fund, Inc.
	For the Year Ended December 31, 2006(Historical) (a)	The District at Howell Mill (Historical)(b)	2006 Acquisitions (Historical)(c)	Other 2007 Acquisitions (Historical)(d)	2006 and 2007 Acquisitions Adjustments		For the Year Ended December 31, 2006 (Pro Forma)
Revenues:

Minimum rents	$40,576,518	$902,875	$4,210,514	$10,257,863	$452,297	(e)	$56,400,067
Tenant recoveries and other rental income	10,528,901	137,729	912,312	492,579	—		12,071,521

Total revenues	51,105,419	1,040,604	5,122,826	10,750,442	452,297		68,471,588

Operating expenses:

Real estate taxes	5,324,098	107,487	612,223	461,997	—		6,505.805

Property operating	8,889,480	156,615	1,195,329	648,012	361,696	(f)	11,251,132

Manager and advisor fees	5,176,217	—	—	—	1,343,124	(g)	6,519,341

Fund level expenses	2,035,099	—	—	—	50,882	(h)	2,085,981

Provision for doubtful accounts	358,742	—	—	—	—		358,742

General and administrative	516,002	—	—	—	—		516,002

Depreciation and amortization	19,209,991	—	—	—	10,408,342	(i)	29,618,333
Total operating expenses	41,509,629	264,102	1,807,552	1,110,009	12,164,044		56,855,336

Operating income	9,595,790	776,502	3,315,274	9,640,433	(11,711,747)		11,616,252

Other income and (expenses):

Interest income	1,582,863	—	—	—	—		1,582,863

Interest expense	(18,522,219)	(343,091)	(777,981)	(2,341,831)	(6,196,914	)(j)	(28,182,036)

Loss allocated to minority interests	155,606	—	—	—	111,177	(k)	266,783

Equity in income (loss) of unconsolidated affiliates	424,956	—	—	—	—		424,956
Total other income and (expenses):	(16,358,794)	(343,091)	(777,981)	(2,341,831)	(6,085,737)		(25,907,434)
Net loss from continuing operations	$(6,763,004)	$433,411	$2,537,293	$7,298,602	$(17,797,484)		$(14,291,182)
Net loss from continuing operations per share-basic and diluted	$(2.89)						$(5.01)
Weighted average common stock outstanding-basic and diluted	2,341,347						2,852,882

See notes to pro forma consolidated statement of operations.

EXCELSIOR LASALLE PROPERTY FUND, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

(UNAUDITED)

NOTE 1                       PRO FORMA BASIS OF PRESENTATION

This unaudited pro forma consolidated statement of operations of Excelsior LaSalle Properties, Inc. (the “Fund”) is presented as if the acquisitions made in 2006 (Metropolitan Park North, Stirling Slidell Shopping Centre, and 9800 South Meridian) and 2007 (18922 Forge Drive, Station Nine Apartments, Westar Office Portfolio and Canyon Plaza) had all occurred on January 1, 2006.  The acquisition of the District at Howell Mill is presented as if it occurred on October 15, 2006 (Date of Construction Completion). In management’s opinion, all adjustments necessary to reflect these transactions have been included.  The pro forma consolidated statement of operations is based upon the historical financial information of the Fund and the historical financial information of each of the above mentioned entities for the year ended December 31, 2006.  The unaudited pro forma consolidated statement of operations should be read in conjunction with the Statements of Certain Revenues and Certain Expenses for The District at Howell Mill included with this report and such pro forma financial information may not necessarily be indicative of what actual results of the Fund would have been if such transactions had been completed as of January 1, 2006 nor does it purport to represent the results of operations for future periods.

NOTE 2 ACQUSITIONS

2006 Acquisitions

On March 28, 2006, the Fund acquired Metropolitan Park North, a 186,000 square-foot, multi-tenant office building with a five-level parking garage located in Seattle, Washington with lease expirations through 2016.

On December 14, 2006, the Fund acquired Stirling Slidell Shopping Centre, a 139,000 square-foot, multi-tenant retail center located approximately 35 miles northeast of New Orleans, Louisiana, built in 1994 with lease expirations through 2020.

On December 26, 2006, the Fund acquired a 90% membership interest in 9800 South Meridian, a 129,000 square-foot, multi-tenant office building located in suburban Denver, Colorado, built in 1994 with tenant lease expirations through 2009. The building will undergo significant upgrades over the next two years which will involve increasing the rentable space by approximately 10,000 square-feet.

2007 Acquisitions

On February 15, 2007, the Fund acquired a 90% membership interest in 18922 Forge Drive, a 91,200 square-foot, multi-tenant office building located in Cupertino, California. The property is 100% leased, under net leases with tenant expirations through 2010. The property’s tenants are IBM and Oracle, which have both sub-leased their space to other technology companies.

On April 16, 2007, the Fund acquired Station Nine Apartments, a 323 unit apartment complex located in Durham, North Carolina adjacent to the Duke University campus.  The property is 96% leased with leases generally expiring within one year.

On June 13, 2007, the Fund acquired Westar Office Portfolio, comprised of two office buildings located in St. Charles, Missouri totaling 141,000 square-feet, which are currently leased to a single-tenant. The properties are 100% leased, under net leases through 2014 and 2016.

On June 15, 2007, the Fund acquired an 87.85% Tenant in Common interest in The District at Howell Mill, a 310,000 square-foot power shopping center located in Atlanta, Georgia. The property’s largest tenants are Wal-Mart, TJ Maxx, Office Depot, and Petsmart. The property is 100% leased, with leases expiring through 2026. Tenants of this center pay their pro rata share of the property’s operating expenses.

On June 26, 2007, the Fund acquired Canyon Plaza, a 199,000 square-foot, single-tenant office building located in San Diego, California. The property is 100% leased, under a net lease expiring in 2017. The property’s tenant is Conexant Systems, Inc, which has sub-leased a portion of its space to another technology company.

NOTE 3 PRO FORMA ADJUSTMENTS

(a)	Reflects the December 31, 2006 historical Consolidated Statement of Operations of the Fund as reported in its Form 10-K for the Year Ended December 31, 2006 (filed March 16, 2007).

(b)	Reflects the historical operations of The District at Howell Mill for the period from October 15, 2006 (Date of Construction Completion) through December 31, 2006.

(c)
Reflects the historical operations of Metropolitan Park North, Stirling Slidell Shopping Centre, and 9800 Meridian South for the period from January 1, 2006 to the acquisition date of the respective property.

(d)	Reflects the historical operations of 18922 Forge Drive, Station Nine Apartments, Westar Office Portfolio, and Canyon Plaza for the period from January 1, 2006 through December 31, 2006.

(e)
Minimum rents have been adjusted to represent the effect of the amortization of acquired above- and below- market leases.  Included in the adjustment to minimum rents is $0 related to The District at Howell Mill.

(f)
Property operating expenses have been adjusted to represent the effect of property management fees that would have been paid to the property managers per the current management agreement.  Property management fees are earned as a percentage of cash collections.  Included in the adjustment to property operating expenses is approximately $18,000 related to The District at Howell Mill.

(g)
Manager and advisor fees have been adjusted to represent the increase in Net Asset Value (“NAV”) as of January 1, 2006 as a result of the 2006 and 2007 acquisitions.  Under the terms of the Management and Advisory Agreements, the Fund pays each the Manager and Advisor an annual fixed fee equal to 0.75% of NAV, calculated quarterly.  Under the terms of the Management and Advisory Agreements, the Fund also pays the Manager and Advisor an aggregate annual variable fee equal to 7.50% of the Variable Fee Base Amount, as defined in the Advisory Agreement, calculated quarterly.  Included in the manager and advisor fees adjustment is approximately $127,000 related to The District at Howell Mill.

(h)
Reflects an increase in expenses allowed under the expense limitation and reimbursement agreement with the Manager due to increase in NAV as of January 1, 2006 as a result of the 2006 and 2007 acquisitions.  The Fund entered into an expense limitation and reimbursement agreement with the Manager, which limits certain Fund expenses to 0.75% of NAV annually. The expenses subject to the limitation include fees paid to the Valuation Consultant, auditors, stockholder administrator, legal counsel related to the organization of the Fund or share offering, printing costs, mailing costs, fees associated with the board of directors, cost of maintaining directors and officers insurance, blue sky fees and all Fund-level organizational costs.

(i)
The depreciation and amortization adjustment reflects the impact of the 2006 acquisitions and 2007 acquisitions, as if such properties were acquired on January 1, 2006.  Included in the depreciation and amortization adjustment is approximately $356,000 related to The District at Howell Mill.

(j)
Interest expense adjustment reflects an increase in borrowings.  In connection with the 2006 and 2007 acquisitions described above, the Fund obtained approximately $156.4 million of mortgage debt.  Included in the $156.4 million is $22.5 million of variable rate debt.  Should interest rates increase by 12.5 basis points interest expense would have been increased by approximately $28,000 for 2006.  Included in the interest expense adjustment is approximately $170,000 related to The District at Howell Mill.

(k)
The minority interest adjustment reflects the net loss attributable to minority interests in conjunction with the acquisition of 9800 South Meridian, 18922 Forge Drive and The District at Howell Mill.  Included in the adjustment to minority interest is approximately $11,000 of income allocated to minority interests related to The District at Howell Mill.

EXCELSIOR LASALLE PROPERTY FUND, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007
(UNAUDITED)

	Excelsior LaSalle Property Fund, Inc.	Certain Revenues and Expenses				Excelsior LaSalle Property Fund, Inc.
	For the Six Months Ended June 30, 2007(Historical) (a)	The District at Howell Mill (Historical(b)	Other 2007 Acquisitions (Historical) (c)	2007 Acquisitions Adjustments		For the Six Months Ended June 30, 2007 (Pro Forma)
Revenues:

Minimum rents	$25,329,397	$2,188,981	$4,095,300	$263,558	(d)	$31,877,236

Tenant recoveries and other rental income	7,198,911	461,522	174,703	—		7,835,136

Total revenues	32,528,308	2,650,503	4,270,003	263,558		39,712,372

Operating expenses:

Real estate taxes	3,389,332	233,231	202,724	—		3,825,287

Property operating	5,641,366	231,998	265,993	132,641	(e)	6,271,998

Manager and advisor fees	3,401,489	—	—	672,066	(f)	4,073,555

Fund level expenses	1,347,603	—	—	—		1,347,603

Provision for doubtful accounts	194,592	—	—	—		194,592

General and administrative	306,105	—	—	—		306,105

Depreciation and amortization	13,489,285	—	—	1,290,051	(g)	14,779,336

Total operating expenses	27,769,772	465,229	468,717	2,094,758		30,798,476

Operating income	4,758,536	2,185,274	3,801,286	(1,831,200)		8,913,896

Other income and (expenses):

Interest income	1,204,976	—	—	—		1,204,976

Interest expense	(11,743,842)	(820,848)	(1,120,423)	(1,694,680)	(h)	(15,379,793)

Loss allocated to minority interests	137,800	—	—	(27,370)	(i)	110,430

Equity in income (loss) of unconsolidated affiliates	471,453	—	—	—		471,453

Total other income and (expenses):	(9,929,613)	(848,848)	(1,120,423)	(1,722,050)		(13,592,934)

Net loss from continuing operations	$(5,171,077)	$1,364,426	$2,680,863	$(3,553,250)		$(4,679,038)

Net loss from continuing operations per share-basic and diluted	$(1.73)					$(1.50)

Weighted average common stock outstanding-basic and diluted	2,997,522					3,124,080

See notes to pro forma consolidated statement of operations.

EXCELSIOR LASALLE PROPERTY FUND, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007
(UNAUDITED)

NOTE 1                       PRO FORMA BASIS OF PRESENTATION

This unaudited pro forma consolidated statement of operations of Excelsior LaSalle Properties, Inc. (the “Fund”) is presented as if the acquisitions made in 2007 (18922 Forge Drive, Station Nine Apartments, Westar Office Portfolio, The District at Howell Mill, and Canyon Plaza) had all occurred on January 1, 2006 and were owned throughout 2007.  In management’s opinion, all adjustments necessary to reflect these transactions have been included.  The pro forma consolidated statement of operations is based upon the historical financial information of the Fund, and the historical financial information of each of the above mentioned entities for the six months ended June 30, 2007.  The unaudited pro forma consolidated statement of operations should be read in conjunction with the Statements of Certain Revenues and Certain Expenses for The District at Howell Mill included with this report and such pro forma financial information may not necessarily be indicative of what actual results of the Fund would have been if such transactions had been completed as of January 1, 2006 and owned throughout 2007, nor does it purport to represent the results of operations for future periods.

NOTE 2 ACQUSITIONS

On February 15, 2007, the Fund acquired a 90% membership interest in 18922 Forge Drive, a 91,200 square-foot, multi-tenant office building located in Cupertino, California. The property is 100% leased, under net leases with tenant expirations through 2010. The property’s tenants are IBM and Oracle, which have both sub-leased their space to other technology companies.

On April 16, 2007, the Fund acquired Station Nine Apartments, a 323 unit apartment complex located in Durham, North Carolina adjacent to the Duke University campus.  The property is 96% leased with leases generally expiring within one year.

On June 13, 2007, the Fund acquired Westar Office Portfolio, comprised of two office buildings located in St. Charles, Missouri totaling 141,000 square-feet, which are currently leased to a single-tenant. The properties are 100% leased, under net leases through 2014 and 2016.

On June 15, 2007, the Fund acquired an 87.85% Tenant in Common interest in The District at Howell Mill, a 310,000 square-foot power shopping center located in Atlanta, Georgia. The property’s largest tenants are Wal-Mart, TJ Maxx, Office Depot, and Petsmart. The property is 100% leased, with leases expiring through 2026. Tenants of this center pay their pro rata share of the property’s operating expenses.

On June 26, 2007, the Fund acquired Canyon Plaza, a 199,000 square-foot, single-tenant office building located in San Diego, California. The property is 100% leased, under a net lease expiring in 2017. The property’s tenant is Conexant Systems, Inc, which has sub-leased a portion of its space to another technology company.

NOTE 3 PRO FORMA ADJUSTMENTS

(a)	Reflects the June 30, 2007 historical Consolidated Statement of Operations of the Fund as reported in its Form 10-Q for the Six Months Ended June 30, 2007 (filed August 9, 2007).

(b)	Reflects the historical operations of The District at Howell Mill for the period from January 1, 2007 through June 14, 2007.

(c)
Reflects the historical operations of 18922 Forge Drive, Station Nine Apartments, Westar Office Portfolio, and Canyon Plaza for the period from January 1, 2007 through the acquisition date of the respective property.

(d)
Minimum rents have been adjusted to represent the effect of the amortization of acquired above- and below- market leases.  Included in the minimum rents adjustment is $0 related to The District at Howell Mill.

(e)
Property operating expenses have been adjusted to represent the effect of property management fees that would have been paid to the property managers per the current management agreement.  Property management fees are earned as a percentage of cash collections.  Included in the property operating adjustment is approximately $53,000 related to The District at Howell Mill.

(f)
Manager and advisor fees have been adjusted to represent the increase in Net Asset Value (“NAV”) as of January 1, 2006 as a result of the 2006 and 2007 acquisitions.  Under the terms of the Management and Advisory Agreements, the Fund pays each the Manager and Advisor an annual fixed fee equal to 0.75% of NAV, calculated quarterly.  Under the terms of the Management and Advisory Agreements, the Fund also pays the Manager and Advisor an aggregate annual variable fee equal to 7.50% of the Variable Fee Base Amount, as defined in the Advisory Agreement, calculated quarterly.  Included in the manager and advisor fees adjustment is approximately $305,000 related to The District at Howell Mill.

(g)
The depreciation and amortization adjustment reflects the impact of the 2007 acquisitions from January 1, 2007 through the acquisition date of the properties, as if such properties were acquired on January 1, 2006 and owned throughout 2007.  Included in the depreciation and amortization adjustment is approximately $706,000 related to The District at Howell Mill.

(h)
Interest expense adjustment reflects an increase in borrowings.  In connection with the 2006 and 2007 acquisitions described above, the Fund obtained approximately $90.0 million of mortgage debt.  Included in the $90.0 million is $13.0 million of variable rate debt.  Should interest rates increase by 12.5 basis points interest expense would have been increased by approximately $16,000 for 2006.  Included in the interest expense adjustment is approximately $371,000 related to The District at Howell Mill.

(i)
The minority interest adjustment reflects income attributable to minority interests in conjunction with the acquisition of 18922 Forge Drive and The District at Howell Mill.  Included in the minority interest adjustment is approximately $35,000 of loss allocated to minority interests related to The District at Howell Mill.

* * * * * *